                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) December 2, 1996


CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of December 18, 1996 providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1996-2)


                   Chase Commercial Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


          New York                    333-05271                13-3728743
----------------------------         -----------            ---------------
(State or Other Jurisdiction         (Commission            (I.R.S Employer
      of Incorporation)               File No.)           Identification No.)


      380 Madison Avenue
      New York, New York
    ---------------------             10017-2951
    (Address of Principal             ----------
      Executive Offices)              (Zip Code)

Registrant's telephone number, including area code (212) 270-6000

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Item 5.  Other Events

         The Registrant registered issuances of Commercial Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-05271). Pursuant to a base prospectus, dated November 19, 1996 and a prospectus supplement, subject to completion, dated November 19, 1996, the Registrant plans to issue approximately $233,139,205 in aggregate principal amount of its Chase Commercial Mortgage Corp. Commercial Mortgage Pass-Through Certificates, Series 1996-2 (the "Certificates") on or about December 18, 1996. This Current Report on Form 8-K discloses the use of Computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994), by the underwriters in connection with the offering of the Certificates. Such Computational Materials are filed on even date herewith in paper form under cover of Form SE, pursuant to continuing hardship exemption issued to the Registrant by the Securities and Exchange Commission.

                                       2
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHASE COMMERCIAL MORTGAGE
                                              SECURITIES CORP.


                                            By:  /s/ Jacqueline R. Slater
                                                 ----------------------------
                                                 Name:  Jacqueline R. Slater
                                                 Title: President

Dated:  December 2, 1996

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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                 IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COMPUTATIONAL MATERIALS ARE BEING FILED
                 IN PAPER, AS AN EXHIBIT TO A CURRENT REPORT ON
                    FORM 8-K (DECEMBER 2, 1996), PURSUANT TO
                        A CONTINUING HARDSHIP EXEMPTION

                                    FORM SE

                  FORM FOR SUBMISSION OF PAPER FORMAT EXHIBITS
                              BY ELECTRONIC FILERS

    Chase Commercial Mortgage Securities Corp.                0000911023
--------------------------------------------------     -----------------------
(Exact Name of Registrant as Specified in Charter)     (Registrant CIK Number)


Current report on Form 8-K (December 2, 1996), which supplements a Prospectus, dated November 19, 1996 and a Prospectus Supplement (subject to completion), dated November 19, 1996

                                                               333-05271
--------------------------------------------------     -----------------------
(Electronic Report, Schedule or Registration            (SEC File Number, if
  Statement of Which the Documents Are a                       Available)
  Part (give Period of Report))



------------------------------------------------------------------------------
      (Name of Person Filing the Document (if Other Than the Registrant))


                                   SIGNATURE

         The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 2, 1996.


                                   Chase Commercial Mortgage Securities Corp.
                                   ------------------------------------------
                                            (Registrant)


                                   By:  /s/ Jacqueline R. Slater
                                        ----------------------------------
                                        Name:  Jacqueline R. Slater
                                        Title: President

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EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION                                       PAGE NO.
-----------        -----------                                       --------

    99             Computational Materials as prepared by the           5
                   underwriters in connection with the offering of the Certificates filed in paper form under cover of Form SE on or about December 2, 1996.

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IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COMPUTATIONAL MATERIALS
ARE BEING FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.